SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) December 19, 2000
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                             First Union Corporation
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             (Exact name of registrant as specified in its charter)


        North Carolina                       1-10000             56-0898180
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(State or other jurisdiction               (Commission         (IRS Employer
         of incorporation)                 File Number)      Identification No.)


                   One First Union Center
                  Charlotte, North Carolina                     28288-0013
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          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code          (704) 374-6565
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

         On December 19, 2000, the Board of Directors of First Union Corporation (the "Corporation") adopted a new shareholder protection rights plan, which will replace the Corporation's existing rights plan when it expires on December 28, 2000. In connection with such adoption, the Board declared a dividend payable December 28, 2000, of one right (a "Right") for each outstanding share of common stock, par value $3.33 1/3 per share, of the Corporation held of record at the close of business on December 28, 2000, or issued thereafter and prior to the Separation Time (as defined in the Rights Agreement (as hereinafter defined) filed as Exhibit 4) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights are being issued pursuant to a Shareholder Protection Rights Agreement, dated as of December 19, 2000 (the "Rights Agreement"), between the Corporation and First Union National Bank, as Rights Agent. The Rights Agreement was not adopted in response to any pending or threatened effort to acquire control of the Corporation.

         The description of the Rights contained in the Corporation's Registration Statement on Form 8-A, dated December 20, 2000, is incorporated herein by reference.

         The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Articles of Amendment relating to the terms of the Participating Preferred Stock) is filed as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto.

         Separately, the Corporation today issued the news release attached hereto as Exhibit (99) to this report (the "News Release"). The News Release is incorporated herein by reference.

         The News Release contains, and any public statements by the Corporation with respect to the News Release may contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Corporation, including, without limitation, (i) statements relating to certain of the Corporation's goals and expectations with respect to (a) earnings, earnings per share, revenue, expenses, and the growth rate in such items and (b) capital ratios, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Corporation's control). The following factors, among others, could cause the Corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the Corporation conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the Corporation's loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal

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Reserve System; (3) inflation, interest rate, market and monetary fluctuations;
(4) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the Corporation's capital markets and capital management activities, including, without limitation, the Corporation's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (5) the timely development of competitive new products and services by the Corporation and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by the Corporation; (7) the willingness of customers to substitute competitors' products and services for the Corporation's products and services and vice versa; (8) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructuring, acquisitions and/or dispositions, including, without limitation, the actual restructuring and other charges related thereto and the failure to achieve the expected gains, revenue growth and/or expense savings from such corporate restructuring, acquisitions and/or dispositions; (12) the growth and profitability of the Corporation's noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings; (14) the impact of changes in accounting policies by the Securities and Exchange Commission; (15) adverse changes in the financial performance and/or condition of the Corporation's borrowers which could impact the repayment of such borrowers' outstanding loans; and (16) the success of the Corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the Corporation with the Securities and Exchange Commission.

The Corporation cautions that the foregoing list of factors is not exclusive. The Corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed in the News Release.


         Item 6.   Not Applicable.

         Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         (4) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Articles of Amendment relating to the terms of the Participating Preferred Stock.

         (99)     Press Release, dated December 20, 2000, issued by the
                  Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST UNION CORPORATION


         Date: December 20, 2000           By: /s/ Ross E. Jeffries, Jr.
                                               ---------------------------------
                                               Name:   Ross E. Jeffries, Jr.
                                               Title:  Senior Vice President

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                                                    Exhibit Index


         Exhibit No.                                 Description


         (4) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Articles of Amendment relating to the terms of the Participating Preferred Stock.

         (99)     Press Release, dated December 20, 2000, issued by the
                  Corporation.